                             SCIENT VOTING AGREEMENT

         THIS SCIENT VOTING AGREEMENT (this "Agreement"), entered into on this 31st day of July 2001, by and among IXL ENTERPRISES, INC., a Delaware corporation ("iXL"), and the stockholders of SCIENT CORPORATION, a Delaware corporation ("Scient"), that are parties hereto (each, a "Stockholder" and, collectively, the "Stockholders"). Defined terms not defined herein shall have the meaning ascribed to such terms in the Merger Agreement (as defined below).

                                   WITNESSETH:

         1. WHEREAS, iXL and Scient, concurrently with the execution and delivery of this Agreement, are entering into that certain Agreement and Plan of Merger, of even date herewith (the "Merger Agreement"), pursuant to which, on the terms and subject to the conditions set forth therein, iXL will engage in a business combination in a merger of equals with Scient (the "Scient Merger");

         2. WHEREAS, each Stockholder is the record and beneficial owner of the number of shares of Scient Common Stock set forth on the signature page hereof beneath such Stockholder's name (with respect to each Stockholder, such Stockholder's "Existing Shares" and, together with any shares of Scient Common Stock or other voting capital stock of Scient, the beneficial ownership of which is acquired by such Stockholders after the date hereof, whether upon the exercise of warrants, options, conversion of convertible securities or otherwise, such Stockholder's "Shares"); and

         3. WHEREAS, the Stockholders agree to vote all of their respective Shares in accordance with the terms of this Agreement.

         NOW, THEREFORE, in consideration of the execution of the Merger Agreement by the parties thereto and the respective representations, warranties, covenants and agreements set forth in this Agreement, and intending to be legally bound hereby and thereby, the parties hereto agree as follows:

                               ARTICLE 1. VOTING

1.1 AGREEMENT TO VOTE. Each Stockholder hereby agrees, severally and not jointly, that it shall, and shall cause the holder of record on any applicable record date to, from time to time, at the Scient Stockholders Meeting and any other meeting (whether annual or special and whether or not an adjourned or postponed meeting) of stockholders of Scient, however called, or in connection with any written consent of the holders of Scient Common Stock, (a) if a meeting is held, appear at such meeting or otherwise cause its Shares to be counted as present thereat for purposes of establishing a quorum, and (b) vote or consent (or cause to be voted or consented), in person or by proxy, all of its Shares in favor of the approval and adoption of the Merger Agreement, the Scient Merger and any action required in furtherance thereof and for any of the transactions contemplated by the Merger Agreement.

1.2 NO OWNERSHIP INTEREST. Nothing contained in this Agreement shall be deemed to vest in iXL any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholders, and iXL shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of Scient or exercise any power or authority to direct the

Stockholders in the voting of any of the Shares, except as otherwise provided herein, or in the performance of the Stockholder's duties or responsibilities as stockholders of Scient.

1.3 NO INCONSISTENT AGREEMENTS. Each Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, the Stockholder (a) has not entered, and shall not enter at any time while this Agreement remains in effect, into any voting agreement or voting trust with respect to the Shares and (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy or power of attorney with respect to the Shares, in either case, which is inconsistent with such Stockholder' s obligations pursuant to this Agreement.

          ARTICLE 2. REPRESENTATIONS AND WARRANTIES OF EACH STOCKHOLDER

         Each Stockholder hereby, severally and not jointly, represents and warrants to iXL as follows:

2.1 AUTHORIZATION; VALIDITY OF AGREEMENT; NECESSARY ACTION. Such Stockholder has full power and authority to execute and deliver this Agreement, to perform such Stockholder's obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by such Stockholder of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by such Stockholder and no other actions or proceedings on the part of such Stockholder are necessary to authorize the execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of iXL, constitutes a valid and binding obligation of such Stockholder, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). If such Stockholder is married and any of such Stockholder's Shares constitute community property under applicable laws, this Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, such Stockholder's spouse. If this Agreement is being executed in a representative or fiduciary capacity, the individual or entity signing this Agreement has the full power and authority to enter into and perform this Agreement.

2.2 NON-CONTRAVENTION. The execution, delivery and performance by such Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not result in any breach or violation of or be in conflict with or constitute a default under any term of (i) any agreement, judgment, injunction, order, decree, law regulation or arrangement to which such Stockholder is a party or by which such Stockholder (or any of its assets) is bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not impair or affect such Stockholder's ability to cast all votes necessary to approve and adopt the Merger Agreement and the transactions contemplated by the Merger Agreement or (ii) if such Stockholder is an entity, its certificate of incorporation or bylaws.

2.3 SHARES. Such Stockholder's Existing Shares are, and all of its Shares from the date hereof through and on the Closing Date will be, owned beneficially by such Stockholder. As of the date hereof, such Stockholder's Existing Shares constitute all of the shares of Scient Common Stock owned of record or beneficially by such Stockholder. Such Stockholder has or will have the voting power, power of disposition, power to issue instructions with respect to the matters set forth in Article I hereof, and power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder's Existing Shares and with respect to all of such Stockholder's Shares on the Closing Date, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.

2.4 FINDER'S FEE. No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Scient or iXL in respect of this Agreement based upon any arrangement or agreement made by or on behalf of such Stockholder.

               ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF INDIA

iXL represents and warrants to each Stockholder as follows:

3.1 CORPORATE AUTHORIZATION. The execution, delivery and performance by iXL of the transactions contemplated hereby are within the corporate powers of iXL and have been duly authorized by all necessary corporate action.

3.2 BINDING OBLIGATION. This Agreement has been duly executed and delivered by iXL, and, assuming this Agreement constitutes a valid and binding obligation of each Stockholder, constitutes a valid and binding obligation of iXL, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                           ARTICLE 4. OTHER COVENANTS

4.1      FURTHER AGREEMENTS.

(a) Each Stockholder, severally and not jointly, hereby agrees, while this Agreement is in effect, not to sell, transfer, pledge, encumber, assign or otherwise dispose of or enforce or permit the execution of the provisions of any redemption, share purchase or sale, recapitalization or other agreement with Scient or enter into any contract, option or other arrangement or understanding with respect to the offer for sale, sale, transfer, pledge, encumbrance, assignment or other disposition of, any of its Existing Shares, any Shares acquired after the date hereof, any securities exercisable for or convertible into Scient Common Stock, any other capital stock of Scient or any interest in any of the foregoing with any Person.

(b) In the event of a stock dividend or distribution, or any change in Scient Common Stock by reason of any stock dividend or distribution, or any change in Scient Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term " Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Shares may be changed or exchanged or which are received in such transaction.

(c) Each Stockholder covenants and agrees with the other Stockholders and for the benefit of Scient (which shall be a third party beneficiary of this Section 4.1(c)) to comply with and perform all its obligations under this Agreement. Notwithstanding any provision in this Agreement to the contrary, it is understood and agreed that all representations, warranties, covenants and agreements made by a Stockholder pursuant to this Agreement are made (i) on a several, not joint, basis and (ii) only as to such Stockholder.

                         ARTICLE 5. GENERAL PROVISIONS

5.1 TERMINATION. This Agreement shall terminate and no party shall have any rights or duties hereunder upon the earlier of (a) the Effective Time or (b) termination of the Merger Agreement pursuant to Section 8.1 thereof. Nothing in this Section 5.1 shall relieve or otherwise limit any party of liability for breach of this Agreement.

5.2 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or by telecopy or facsimile, upon confirmation of receipt, (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the tenth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

                  IF TO IXL TO:
                  iXL Enterprises, Inc.
                  1600 Peachtree St
                  Atlanta, GA 30309
                  Fax: 404/279-3844
                  Attention: Theodore W. Browne
                  e-mail: tbrowne@ixl.com

                  WITH A COPY TO:
                  Greenberg Traurig, LLP.
                  3290 Northside Parkway, N.W.
                  Suite 400
                  Atlanta, GA 30327
                  Phone: (678) 553-2444
                  Fax: (678) 553-2445
                  e-mail: altenbachj@gtlaw.com
                  Attention: James Altenbach, Esq.

                  AND A COPY TO:
                  Greenberg Traurig, LLP
                  The MetLife Building
                  200 Park Avenue
                  New York, New York 10021
                  Tel: (212) 801-9383
                  Fax: (212) 801-6400
                  email: neimethc@gtlaw.com
                  Attention: Clifford E. Neimeth, Esq.

                  IF TO THE STOCKHOLDERS PARTY HERETO:
                  to the address set forth below the name of such Stockholders on the signature pages hereof

5.3 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart. Signatures transmitted by facsimile or other comparable means shall be deemed an original.

5.4 GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware (without giving effect to choice of law principles thereof).

5.5 ENFORCEMENT. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity

5.6 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

5.7 ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of (i) iXL, in the case of an assignment by any Stockholder, and (ii) those Stockholders holding more than 50% of the Scient Common Stock held by all Stockholders, in the case of an assignment by iXL, and any attempt to make any such assignment without such consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns (including, in the case of an individual, any executors, administrators, estates or legal representatives of such individual).

5.8 SUBMISSION TO JURISDICTION; WAIVERS. Each of the parties to this Agreement irrevocably agrees that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by any other party hereto or its successors or assigns shall be brought and determined in the Chancery or other Courts of the State of Delaware, and each party hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts with respect to any such matter. Each party hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper, and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts, and (d) any right to a trial by jury.

5.9 EXPENSES. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

5.10 AMENDMENTS. This Agreement may not be modified or amended, except upon the execution and delivery of a written agreement executed by the parties hereto.

5.11 CERTAIN DEFINITIONS. For purposes of this Agreement, (i) the term "beneficial ownership" (or any similar term) shall have the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934, and (ii) the term "Merger Agreement" shall include the Merger Agreement as amended from time to time (but only to the extent any such amendment does not materially adversely affect the rights and interests of the Stockholders).

5.12 ACTION IN STOCKHOLDER CAPACITY ONLY. Each representation, warranty, covenant and agreement made by a Stockholder hereunder is made in such Stockholder's capacity as a stockholder only, not as an officer or director of Scient. Nothing herein shall limit or affect any Stockholder's ability to take any action in his or her capacity as an officer or director of Scient.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed by its respective officers thereunto duly authorized, all as of the date first written above.

                                             IXL:

                                             iXL Enterprises, Inc.

                                             By: /s/ Michael J. Casey
                                                 -------------------------------
                                             NAME: Michael J. Casey
                                             TITLE: Executive Vice President and
                                                    Chief Financial Officer

                                  STOCKHOLDERS:

/s/ Robert M. Howe
--------------------------------------------------------------------
Robert M. Howe

/s/ Stephen A. Mucchetti
--------------------------------------------------------------------
Stephen A. Mucchetti

/s/ Eric Greenberg
--------------------------------------------------------------------
Eric Greenberg


INNOVATION INVESTMENTS, LLC

By:    /s/ Eric Greenberg
       -------------------------------------------------------------
Name:  Eric Greenberg
Title: President and Chief Executive Officer

BENCHMARK CAPITAL PARTNERS II, L.P., as nominee for
     Benchmark Capital Partners II, L.P.
     Benchmark Founders' Fund II, L.P.
     Benchmark Founders' Fund II-A, L.P.
     Benchmark Members' Fund II, L.P.

By:  Benchmark Capital Management Co. II, L.L.C.,
     its General Partner


By:    /s/ David Beirne
       -------------------------------------------------------------
Name:  David Beirne
Title: Managing Member


                      [SIGNATURE PAGE TO VOTING AGREEMENT]

Sequoia Capital VII
Sequoia Technology Partners VII
Sequoia International Partners

By: SC VII-A Management, LLC
A California Limited Liability Company,
General Partner of Each


By: /s/ Douglas Leone
   -----------------------------------------------------------------
    Managing Member

Sequoia 1997, LLC

By: /s/ Douglas Leone
   -----------------------------------------------------------------

SQP 1997

By: /s/ Douglas Leone
   -----------------------------------------------------------------


SEQUOIA CAPITAL FRANCHISE FUND
SEQUOIA CAPITAL FRANCHISE PARTNERS

By: SCFF Management, LLC
    A Delaware Limited Liability Company
    General Partner of Each


By: /s/ Douglas Leone
   -----------------------------------------------------------------
    Managing Member


                      [SIGNATURE PAGE TO VOTING AGREEMENT]

HOWE FAMILY TRUST


By:    /s/ Robert M. Howe
       -------------------------------------------------------------
Name:  Robert M. Howe


HOWE 2000 GRANTOR RETAINED ANNUITY TRUST


By:    /s/ Robert M. Howe
       -------------------------------------------------------------
Name:  Robert M. Howe


HOWE FAMILY FOUNDATION


By:    /s/ Robert M. Howe
       -------------------------------------------------------------
Name:  Robert M. Howe
Title:


                      [SIGNATURE PAGE TO VOTING AGREEMENT]


/s/ Stephen A. Mucchetti
--------------------------------------------------------------------
Stephen A. Mucchetti, as Joint Tenant with right of survivorship


/s/ Rebecca S. Mucchetti
--------------------------------------------------------------------
Rebecca S. Mucchetti, as Joint Tenant with right of survivorship


                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                       SCHEDULE OF COMMON STOCK OWNERSHIP

                                                      NUMBER OF SHARES OF
SHAREHOLDER                                           SIERRA COMMON STOCK
-----------                                           -------------------
Robert M. Howe                                             1,050,001
Eric Greenberg                                                47,088
Innovation Investments, LLC                                8,440,366
Benchmark Capital Partners II, L.P., as nominee for        1,753,910
  Benchmark Capital Partners II, L.P.
  Benchmark Founders' Fund II, L.P.
  Benchmark Founders' Fund II-A, L.P.
  Benchmark Members' Fund II, L.P.
Sequoia Capital VII                                        5,791,199
Sequoia Technology Partners VII                              253,169
Sequoia International Partners                               101,267
Sequoia 1997, LLC                                             66,078
SQP 1997                                                     117,470
Sequoia Capital Franchise Fund                             1,171,494
Sequoia Capital Franchise Partners                           130,166
Howe Family Trust                                          4,728,609
Howe 2000 Grantor Retained Annuity Trust                     500,000
Howe Family Foundation                                        40,000
Stephen A. Mucchetti and Rebecca S. Mucchetti, as
Joint Tenants with right of survivorship                   1,170,000
                                                          ----------
TOTAL                                                     25,360,817